EXHIBIT 13.1

Certification of the Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Companhia de Bebidas das Américas - AmBev (the “Company”) on Form 20-F for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carlos Alves de Brito, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

COMPANHIA DE BEBIDAS DAS AMÉRICAS - AMBEV

By:	/s/ Carlos Alves de Brito
Name: Carlos Alves de Brito Time: Chief Executive Officer for North America

Date: June 30, 2005

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 13.1

Certification of the Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Companhia de Bebidas das Américas - AmBev (the “Company”) on Form 20-F for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luiz Fernando Ziegler de Saint Edmond, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

COMPANHIA DE BEBIDAS DAS AMÉRICAS - AMBEV

By:	/s/ Luiz Fernando Ziegler de Saint Edmond
Name: Luiz Fernando Ziegler de Saint Edmond
Title: Chief Executive Officer for Latin America

Date: June 30, 2005

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.